Exhibit 10.1

As of September 30, 2009

Teton Energy Corporation
600 17th Street, Suite 1600 North
Denver, Colorado 80202
Attention: Jonathan Bloomfield

Re:
Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement (as amended, the “Third Amendment”) dated effective as of August 26, 2009, among Teton Energy Corporation, a Delaware corporation (“Borrower”), the financial institutions party thereto as lenders (“Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”).  Unless otherwise defined herein, all terms used herein which are defined in the Third Agreement shall have the meaning assigned to such terms in the Third Amendment.

Ladies and Gentlemen:

Borrower has advised Administrative Agent and Lenders that it desires to amend certain terms of the Third Amendment.  In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

1.
Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this letter agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Third Amendment is hereby amended effective as of the date hereof as follows:

(a)           Section 2.1 of the Third Amendment.  Section 2.1 of the Third Amendment is hereby amended by replacing each reference to “September 30, 2009” with “October 16, 2009”.

2.	Representations and Warranties. To induce Lenders and Administrative Agent to enter into this letter agreement, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows:

(a)           Reaffirm Existing Representations and Warranties.  Except for the representation and warranties made in Sections 7.04(b) and 7.22, each representation and warranty of Borrower and its Subsidiaries contained in the Credit Agreement is true and correct on the date hereof  and will be true and correct after giving effect to this letter agreement (other than breaches which result from the Specified Defaults).

(b)           Due Authorization; No Conflict.  The execution, delivery and performance by Borrower of this letter agreement are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrower or any of its Subsidiaries.

(c)           Validity and Enforceability.  This letter agreement constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

Teton Energy Corporation
As of September 30, 2009

(d)           No Default or Event of Default.  No Default or Event of Default has occurred which is continuing, other than the Specified Defaults.

(e)           No Defense.  Borrower acknowledges that Borrower has no defense to (i) Borrower’s obligation to pay any amount payable under any Loan Document when due, or (ii) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Documents or any Liens intended to be created thereby.

3.	Conditions Precedent. The amendments contained in Section 1 hereof shall be effective as of the date when the following conditions precedent have been satisfied:

(a)           No Default.  No Default or Event of Default shall have occurred which is continuing, other than the Specified Defaults.

(b)           Documents.  Administrative Agent shall have been provided with executed counterparts of this letter agreement and such other documents, instruments and agreements, and Borrower and each of its Subsidiaries shall have taken such actions, as the Administrative Agent may reasonably require in connection with this letter agreement and the transactions contemplated hereby.

4.
Miscellaneous.  (a) Borrower hereby agrees to pay on demand all reasonable fees and expenses incurred by the Administrative Agent (including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation and execution of this letter agreement and all related documents, (b) this letter agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this letter agreement until a counterpart hereof has been executed by Borrower and Lenders; facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals, (c) THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES, (d) this letter agreement constitutes a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement, and (e) this letter agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

Please evidence your agreement to each of the provisions of this letter agreement by executing a counterpart hereof where indicated and returning an executed counterpart to Catherine S. Callahan, counsel for Administrative Agent, via facsimile number (214) 999-7958 or via e-mail to ccallahan@velaw.com.

[Signature Pages Follow]

TETON ENERGY CORPORATION, as Borrower
By:
Dominic J. Bazile II,
President and Chief Operating Officer

Each of the undersigned (i) consent and agree to this letter agreement and each of the terms and provisions contained herein, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:
TETON NORTH AMERICA LLC, as Guarantor

By:
Dominic J. Bazile II,
President and Chief Operating Officer

TETON PICEANCE LLC, as Guarantor

By:
Dominic J. Bazile II,
President and Chief Operating Officer

TETON DJ LLC, as Guarantor

By:
Dominic J. Bazile II,
President and Chief Operating Officer

[Signature Page to Letter Agreement – Teton Energy Corporation]

TETON WILLISTON LLC, as Guarantor

By:
Dominic J. Bazile II,
President and Chief Operating Officer

TETON BIG HORN LLC, as Guarantor

By:
Dominic J. Bazile II,
President and Chief Operating Officer

TETON DJCO LLC, as Guarantor

By:
Dominic J. Bazile II,
President and Chief Operating Officer

[Signature Page to Letter Agreement – Teton Energy Corporation]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:
John Runger,
Managing Director

[Signature Page to Letter Agreement – Teton Energy Corporation]

ROYAL BANK OF CANADA, as Syndication Agent and a Lender

By:
Name:
Title:

[Signature Page to Letter Agreement – Teton Energy Corporation]

GUARANTY BANK AND TRUST COMPANY, as a Lender

By:
Name:
Title:

[Signature Page to Letter Agreement – Teton Energy Corporation]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Signature Page to Letter Agreement – Teton Energy Corporation]